SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 29, 2011

DIVINE SKIN, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53680	20-8380461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 Meridian Avenue, Suite 301 Miami Beach, Florida	33139
(Address of principal executive offices)	(Zip Code)

(888) 404-7770

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous independent registered public accounting firm

On June 29, 2011 the Company dismissed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm and Cherry, Bekaert & Holland, LLP (“CBH”) was appointed to serve as the Company’s independent registered public accounting firm by the Company’s Board of Directors, acting as the Company’s Audit Committee.

The reports of RBSM on the Company’s  financial statements for the year ended December 31, 2010 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the year ended December 31, 2010, and through June 29, 2011, the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the year ended December 31, 2010, and through June 29, 2011, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and requested RBSM to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter from RBSM will be attached hereto as Exhibit 16.1 by amendment when it is received.

New independent registered public accounting firm

On June 29, 2011  (the “Engagement Date”), the Company engaged CBH as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011. The engagement of CBH as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors, acting as the Company’s Audit Committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with CBH regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that CBH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM LLP (to be filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVINE SKIN, INC.

Dated: July 1, 2011	By:	/s/ Daniel Khesin
Name: Daniel Khesin
Chief Executive Officer and Director

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